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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 29, 2005
                                                           -------------

                        EMPIRE FINANCIAL HOLDING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
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                     (Address of Principal Executive Office)


       Registrant's Telephone Number, Including Area Code: (407) 774-1300
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________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On June 29, 2005 the company issued a press release announcing that EFH Partners, LLC has exercised its option to purchase 1,666,666 restricted shares of Empire's common stock at an aggregate exercise price of $1,000,000. As a result, EFH Partners now owns 2,166,666 shares of Empire's common stock, preferred stock of Empire convertible into an additional 1,166,666 shares of Empire's common stock and options to acquire 1,050,000 shares of Empire's common stock from Empire's former chief executive officer.

A copy of the press release is furnished herewith as exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

              Not applicable.

          (b) Pro Forma Financial Information

              Not applicable.

          (c) Exhibits.

              Exhibit 99.1 - Press Release of Empire Financial Holding Company,
                             dated June 29, 2005.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRE FINANCIAL HOLDING COMPANY



Date:  June 30, 2005                    By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President


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                                INDEX TO EXHIBITS


Exhibit No.         Exhibit Title
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   99.1             Press Release of Empire Financial Holding Company, dated
                    June 29, 2005.


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